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[hand graphic]             INDIVIDUAL APPLICATION                   Aetna Life Insurance and Annuity Company
                           For Annuity Contract                     Customer Relations Department, PFSD
                           One-Life Situations                      151 Farmington Ave., Hartford, Connecticut  06156

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CUSTOMER INFORMATION
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1.  Name of annuitant (Last, First, Initial)
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    Street address                                                                Soc. Sec. No.     -        -
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    City                                                      State               Zip code
------------------------------------------------------------- ------------------- ---------------------------------------
2.   Male    Female                       3.  Birthdate     /        /            4.  Annuity Start Age
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5.  Name of Contract Holder if other than above (Last, First, Initial)
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    Street address
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    City                                                                          State               Zip code
--------------------------------------------------------------------------------- ------------------- -------------------
    Tax Identification No.                           or Soc. Sec. No.        -        -
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ACCOUNT INFORMATION
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6.  Name of Plan (if any)
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7.  Type of plan and section of Internal Revenue Code (if any) under which plan is to qualify:
      Self-employed, HR-10(401)         Corporate (401)       Deferred Compensation (457)
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8.  If single payment:      Deferred     Immediate            9.  Single Payment amount $
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10. If installment plan:  Payment Frequency        Annual         Semi-Annual   Quarterly                Monthly
      Other _____ (please specify)
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                                                                  Contract effective date
11. Installment Payment amount $                              12. (installment payments only)       /       /
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13. Will this contract change or replace any existing life insurance or annuity contract?      Yes         No
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    If yes, please provide carrier name, account number, and date to be cancelled
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14. Special Requests
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15. TYPES OF INVESTMENT
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     Enter the percentage of payment(s)   Aetna Variable Fund ------------------                    ------------------ %
     to be allocated to each type of      Fixed Account ------------------------                    ------------------ %
     investment.                          Aetna Variable Encore Fund -----------                    ------------------ %
     Total must equal 100%.               Aetna Income Shares ------------------                    ------------------ %
                                          Other --------------------------------                    ------------------ %
                                          Other --------------------------------                    ------------------ %
                                          Other --------------------------------                    ------------------ %
                                          TOTAL --------------------------------                                    100%
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16. Annuity Option(s) (Immediate Only)                           Payments for a specified period, ___ years.
      Life Only                                                    (Indicate 3-30 years)
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    Life with _____ years certain                                Joint and 1/2 Contingent Life Income
      (Indicate 5, 10, 15 or 20)                                 Death of Annuitant - payments to Joint Annuitant
-------------------------------------------------------------       reduce to 1/2 the full payment.
    Joint and  Full payment to survivor                          Death to Joint Annuitant - full payments continue to
    Survivor   Full with 10 years certain                           Annuitant.
               2/3 of full payment to survivor
               1/2 of full payment to survivor                -----------------------------------------------------------
                                                                 Other
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17. BENEFICIARY(IES) For Deferred Compensation Plans, the Contract Holder is automatically the beneficiary
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Primary                                   Name                                    Relation
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                                          Soc. Sec. No.         -     -           Birthdate                  /        /
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Contingent                                Name                                    Relation
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                                          Soc. Sec. No.         -     -           Birthdate                  /        /
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18. I understand that annuity payments and termination values (if any) provided by the contract being applied for when based on the investment experience of a separate account are variable and not guaranteed as to fixed dollar amount.

    I have received the following prospectuses/disclosure booklet(s):

       1)                                                                                   Dated:      /       /
         --------------------------------------------                                             ---------------

                    Please send a Statement of Additional Information Supplement to the Prospectus.

       2)  Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares             Dated:      /       /
                                                                                                  ---------------

    Dated at                                            this            day of           19      .
             -------------------------------------------     ----------        ---------   ------
                           City and State
     ----------------------------------        ----------------------------       -------------------------------
                Witness                                 Annuitant                            Contract Holder
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Corrections and amendments (Home Office Use Only).  Errors and omissions may be corrected by the Company but no change in plan, age at issue, birthdate, classification, amount, extra benefits, change of allocation or allocation omitted may be made without consent of the owner.
(N/A in W. Va.)

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AGENT'S NOTES:
Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if this
contract is issued?   Yes    No

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                                                                        Signature of Agent

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